Exhibit 10.13.1

AGREEMENT REGARDING THE

CONTAINER INTERCHANGE AGREEMENT

NOVEMBER 2006 AMENDMENT

THIS AGREEMENT REGARDING THE CONTAINER INTERCHANGE AGREEMENT dated as of November 30, 2006 (hereinafter may be referred to as the “NOVEMBER 2006 Amendment”) is made between A.P. Moller as managing owner to A.P. Moller-Maersk A/S now trading as Maersk Line (successor in interest to Aktieselskabet Dampskibsselskabet Svendborg and Dampskibsselskabet af 1912, Aktieselskab (“Maersk”), Horizon Lines, LLC (“HL”), Horizon Lines of Puerto Rico, Inc. (“HLPR”), and Horizon Lines of Alaska, LLC (“HLA”), and amends the Container Interchange Agreement dated April 1, 2002 among the Parties, as amended by the Agreement Regarding the Container Interchange Agreement dated May 9, 2004 among the Parties (as so amended, the “Container Interchange Agreement”).

In consideration of the mutual covenants contained herein, and in receipt of consideration, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

A.	Effective January 1, 2007, the first sentence of Section 3.a. of the Container Interchange Agreement is replaced with the following:

“a. This Agreement shall be effective on 1st April, 2002, and, as amended, shall remain in effect with respect to

i.	Maersk and HL:

(1)	as to each of paragraphs 1 and 2 of Exhibit A-1, until such paragraph is terminated by Maersk or HL upon 90 days written notice;

(2)	as to each of paragraphs 3a, 3b, 4, 5 and 6 of Exhibit A-1, until expiration or termination of the TP1 Space Charter and Transportation Service Contract dated May 9, 2004 between HL and Maersk, as amended (as so amended, the “TP1 Agreement”); and

(5)	until paragraphs 1 through 6 of Exhibit A-1 are no longer in effect;

ii.	Maersk and HLPR:

(1)	as to each of paragraphs 1 and 2 of Exhibit A-1, until such paragraph is terminated by Maersk or HLPR upon 90 days written notice;

(2)	as to each of paragraphs 3a, 3b, 4, 5 and 6 of Exhibit A-1, until expiration or termination of the TP1 Agreement; and

(3)	until paragraphs 1 through 6 of Exhibit A-1 are no longer in effect; and

iii.	Maersk and HLA:

(1)	as to each of paragraphs 1 and 2 of Exhibit A-1, until such paragraph is terminated by Maersk or HLA upon 90 days written notice;

(2)	as to each of paragraphs 3a, 3b, 4, 5 and 6 of Exhibit A-1, until expiration or termination of the TP1 Agreement; and

(3)	until paragraphs 1 through 6 of Exhibit A-1 are no longer in effect.”

B.	Exhibit A-1 is attached hereto and made a part of this NOVEMBER 2006 Amendment. Effective January 1, 2007, regardless of on-hire date: Exhibit A-1 replaces and supersedes Exhibit A of the Container Interchange Agreement; and all references to Exhibit A in the Container Interchange Agreement are amended to read “Exhibit A-1”.

C.	Exhibit B-1 is attached hereto and made a part of this NOVEMBER 2006 Amendment. All references to Exhibit B in the Container Interchange Agreement are amended to read “Exhibit B-1”.

D.	This NOVEMBER 2006 Amendment shall be governed by the laws of the State of New York without regard to principles of conflicts of laws.

E.	The Container Interchange Agreement is attached hereto.

F.	Except as expressly amended by this NOVEMBER 2006 Amendment, the terms of the Container Interchange Agreement shall remain in full force and effect.

G.	Except as otherwise provided herein, this NOVEMBER 2006 Amendment shall become effective as of the date first written above.

H.	This NOVEMBER 2006 amendment and its attachments contain the complete and exclusive agreement and understanding of the Parties with respect to the subject matter and supersede all prior and contemporaneous understandings and agreements among the Parties relating to the subject matter.

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The Parties below have executed this NOVEMBER 2006 Amendment.

A.P. Moller as managing owner to A.P. Moller-Maersk A/S		Horizon Lines, LLC

By:	/s/ A.P. Moller	By:	/s/ Robert S. Zuckerman
Name:	A.P. Moller	Name:	Robert S. Zuckerman
Title:		Title:	Vice President
Date:		Date:

Horizon Lines of Puerto Rico, Inc.		Horizon Lines of Alaska, LLC

By:	/s/ Robert S. Zuckerman	By:	/s/ Robert S. Zuckerman
Name:	Robert S. Zuckerman	Name:	Robert S. Zuckerman
Title:	Vice President	Title:	Vice President
Date:		Date:

[Signature page to November 2006 Amendment to the Container Interchange Agreement]

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Exhibit A1

EXHIBIT A-1

To Container Interchange Agreement, as amended, among Maersk, Horizon Lines, LLC (may be referred to as “HL”), Horizon Lines of Puerto Rico, Inc. (may be referred to as “HLPR”), and Horizon Lines of Alaska, LLC (may be referred to as “HLA”). One or more of HL, HLPR, and HLA may be referred to in this Exhibit A-1 as “Horizon Lines”

1.	Owner: Maersk
User: Horizon Lines

Delivery Locations: Any location in the 48 contiguous states of the United States* as agreed in writing by Owner

Redelivery Locations:

Dutch Harbor, AK;

Anchorage, AK;

Kodiak, AK

Tacoma, WA

Free-Days: ***

Container types:

40’ dry 8’6”

40’ dry 9’6”

40’ reefer 9’6”

2.	Owner: Maersk
User: Horizon Lines

Delivery Locations: Any location in the 48 contiguous states of the United States* as agreed in writing by Owner

Redelivery Locations:

Hawaii

Free-Days: ***

Container ‘types:

40’ reefer 9’6”

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3a.	Owner: Maersk
User: Horizon Lines

Delivery Locations: Any inland location in the 48 contiguous states of the United States as agreed in writing by Owner

Redelivery Locations:

Oakland, CA

Los Angeles, CA

Tacoma, WA

Free-Days: ***

Container types:

40’ dry 8’6”

40’ dry 9’6”

45’ dry 9’6”

20’ dry 8’6”

3b.	Owner: Maersk
User: Horizon Lines

Delivery Locations: Jacksonville, FL or San Juan, Puerto Rico.

Redelivery Locations:
Los Angeles, CA Oakland, CA	Elizabeth, NJ Norfolk, VA
Tacoma, WA	Miami, FL
Charleston, SC	Port Everglades, FL
Houston, TX

Free-Days: ***

Container types:

40’ dry 8’6”

40’ dry 9’6”

45’ dry 9’6”

20’ dry 8’6”

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.	Owner: Maersk
User: Horizon Lines

Delivery Locations: Any inland location in the 48 contiguous states of the United States; provided that container is interchanged to User in error (i.e. ‘mis-pick’) and User notifies Owner of mis-pick event in writing.

Redelivery Locations:

Los Angeles, CA	Elizabeth, NJ
Oakland, CA	Norfolk, VA
Tacoma, WA	Miami, FL
Charleston, SC	Port Everglades, FL
Houston, TX

Free-Days: ***

Container types:

20’ dry 8’6”

40’ dry 8’6” & 9’6”

45’ dry 9’6”

40’ reefer 8’6” & 9’6”

20’ open-top

40’ open-top

20’ flat-rack

40’ flat-rack

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.	Owner: Maersk
User: Horizon Lines

Delivery Locations: For containers not otherwise covered under Exhibit A.1, 2, 3, or 4, any location in the 48 contiguous states of the United States, Alaska, Hawaii, Guam, or Puerto Rico.

Redelivery Locations:
Los Angeles, CA	Elizabeth, NJ
Oakland, CA	Norfolk, VA
Tacoma, WA	Miami, FL
Charleston, SC	Port Everglades, FL
Houston, TX

Free-Days: ***

Container types:

20’ dry 8’6”

40’ dry 8’6” & 9’6”

45’ dry 9’6”

40’ reefer 8’6” & 9’6”

20’ open-top

40’ open-top

20’ flat-rack

40’ flat-rack

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.	Owner: Horizon Lines
User: Maersk

Delivery Locations: Any location in the 48 contiguous states of the United States* as agreed in writing by Owner

Redelivery Locations:
Tacoma, WA	Jacksonville, FL
Oakland, CA	Elizabeth, NJ
Long Beach, CA	Chicago, IL
Houston, TX

Free-Days: ***

Container types:

20’ dry 8’6”

40’ dry 8’6” & 9’6”

45’ dry 9’6”

40’ reefer 8’6” & 9’6”

40’ open-top

40’ flat-rack

*	For purposes of this Agreement, references to the “48 contiguous states of the United States” shall mean the District of Columbia and all states of the United States other than Alaska and Hawaii.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B

EXHIBIT B-1

to Container Interchange Agreement, as amended, among Maersk, Horizon Lines, LLC, Horizon Lines of Puerto Rico, Inc. and Horizon Lines of Alaska, LLC.

Contact Addresses/Names

Maersk

Corporate	Maersk Inc.
Area Line Operations
6000 Carnegie Blvd
Charlotte, NC 28209
Fax: +1-(704) 571-4606
	Phone: +1-(704) 571-2961	(Lars D. Knudsen)

Horizon Lines, LLC, Horizon Lines of Puerto Rico, Inc., Horizon Lines of Alaska, LLC.

Corporate:	Horizon Lines, LLC
4100 Alpha Road
Suite 700
Dallas, TX 75244
	Fax: +1-972-813-6003	(Steve Powers)
Phone: +1-972-813-6349
	Phone: +1-972-813-5604	(Mike Heenehan)